UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 9, 2015

(Date of earliest event reported)

Corvus Gold Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55447 (Commission File Number)	98-0668473 (IRS Employer Identification No.)

Suite 2300, 1177 W. Hastings St. Vancouver, British Columbia Canada (Address of principal executive offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 9, 2015, Corvus Gold Inc. (the “Company”) held its 2015 Annual General Meeting of Shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities & Exchange Commission on September 15, 2015.

Proposal One – Appointment and Compensation of Auditors

By a resolution unanimously passed on a show of hands, Crowe MacKay LLP, Chartered Accountants, were appointed as the auditors for the Company for the fiscal year ending May 31, 2016 and, in accordance with the Articles of the Company, the directors were authorized to fix the auditors’ remuneration.

The result of the voting on this matter was as follows:

For: 59,846,349 shares

Withhold: 167,012 shares

Broker Non-Vote: 0 shares

Proposal Two – Fixing the Number of Directors

By a resolution unanimously passed on a show of hands, the number of directors was fixed at six (6).

The result of the voting on this matter was as follows:

For: 50,672,517 shares

Against: 85,439 shares

Abstain: 132,122 shares

Broker Non-Vote: 123,283 shares

Proposal Three – Election of Directors

By a resolution unanimously passed on a show of hands and ballot, each of the following individuals were elected as the directors of the Company to hold office until the next annual general meeting of the shareholders of the Company or until their successors are elected or appointed:

STEVE AAKER
ANTON DRESCHER
CATHERINE GIGNAC
ROWLAND PERKINS
JEFFREY PONTIUS
EDWARD YARROW

The detailed ballot voting in respect of the election of directors was as follows:

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
STEVEN AAKER	42,394,152	64,745	8,554,464
ANTON DRESCHER	30,716,752	11,742,146	8,554,464
CATHERINE GIGNAC	42,386,904	71,993	8,554,464
ROWLAND PERKINS	38,293,727	4,165,170	8,554,464
JEFFREY PONTIUS	42,362,682	96,215	8,554,464
EDWARD YARROW	42,360,154	98,743	8,554,464

Proposal Four - Advisory Vote on Compensation of Named Executive Officers

By a resolution passed on a ballot, shareholders passed on an advisory basis a resolution vote accepting the Company’s named executive compensation as disclosed in the Company’s proxy materials.

The result of the ballot voting on this matter was as follows:

For: 41,211,139 shares

Abstain: 1,247,759 shares

Broker Non-Votes: 8,554,463 shares

Proposal Five - Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

By a resolution passed on a ballot, shareholders passed on an advisory basis a resolution vote approving three years as the frequency of future advisory votes on named executive compensation.

The result of ballot voting on this matter was as follows:

1 Year: 12,030,800

2 Years: 178,270

3 Years: 29,839,574

Abstain: 410,253

Broker Non-Votes: 8,554,463

Based on the advisory vote of the shareholders at the Annual General Meeting of Shareholders that the Board adopt a frequency of three years in holding advisory votes on named executive compensation and the Board’s prior recommendation to the shareholders for a three year frequency, the Board has adopted a frequency of three years for advisory votes on named executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: October 13, 2015	By:	/s/ Jeffrey A. Pontius
Name: Jeffrey A. Pontius Title: Chief Executive Officer and President